SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           January 12, 2015
                              Date of Report
                    (Date of Earliest Event Reported)

                      CRANE GLOBAL ENERGY COMPANY
            (Exact Name of Registrant as Specified in its Charter)

                 WINTER VALLEY ACQUISITION CORPORATION
             (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55230                     47-1376043
(State or other                                           (IRS Employer
jurisdiction           (Commission File Number)        Identification No.)
of incorporation)

                     220 Newport Center Drive
                            Suite 585
                 Newport Beach, California 92660
           (Address of principal executive offices) (zip code)

                            800 715 8860
           (Registrant's telephone number, including area code

                        215 Apolena Avenue
                 Newport Beach, California 92662
         (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On January 13, 2015 Crane Global Energy Company (formerly Winter Valley Acquisition Corporation) (the "Registrant" or the "Company") issued shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 99% of the total outstanding 20,000,000 shares of common stock as follows:

         18,000,000          TOSDAC Limited (a Hong Kong Corporation)
          1,800,000          Kunoichi Industries, Inc.

     With the issuance of the stock and the redemption of 19,800,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01   Changes in Control of Registrant

  On January 12 2015, the following events occurred which resulted in a change of control of the Registrant:

  1. The Registrant redeemed an aggregate of 19,800,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,980.

  2.   The then current officers and directors resigned.

  3.   New officer(s) and director(s) were appointed and elected.

  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on June 18, 2014 as amended and supplemented by the information contained in this report.

  The Registrant was established as a biomass power plant developer in Japan with the intention and opportunities to expand globally. The
Registrant has entered into a power purchase agreement with the Japanese government with installed capacity of 50 megawatts under which the government will purchase all electricity produced under the agreement. Other installations globally will be designed to produce power for local governments using biomass feedstock or solid waste.

ITEM 5.02   Departure of Directors or Principal Officers;
            Election of Directors

  On January 12, 2015, James M. Cassidy resigned as the Registrant's president, secretary and director.

  On January 12, 2015, James McKillop resigned as the Registrant's vice president and director.

  On January 12, 2015, the following individuals were elected directors of the Registrant:

                 Ted Koshi Davidoff
                 Takujiro Hamada
                 Shoji Kenmochi
                 Hisao Nakano
                 Rolf Berthold
                 Mitsumasa Okuda
                 Kimiko Okuda
                 Nemo Perera

  On January 12, 2015, the following individuals were appointed to the executive offices of the Registrant listed below.

            Ted Koshi Davidoff  Chief Executive Officer, Secretary
                                and Treasurer
            Shoji Kenmochi      Chief Financial Officer

  Ted Koshi Davidoff serves as a director and Chief Executive Officer of the Company. Mr. Davidoff has focused his career in both international and entrepreneurial finance having most recently worked with several successful funds and ventures including serving as chief executive officer of GD Power Co., Ltd. (2014) and TOSDAC Ltd. (2013), serving as a director of Global Arena Capital Inc. (2011) and President of eVision Co., Ltd.
(2008). In 1981, Mr. Davidoff enter began a successful career in trading private and commercial paper and oil trade on the HK Exchange and as a member of ICCH (Commodities Currency and Bond). In 1990, he formed a joint venture between Austin Nicholls Bahamas Corp, Berthland Capital and Yamaich Securities and others, providing asset management services for both institutional an private clientele. Mr. Davidoff has focused specifically on furthering the development of biomass power generation which offers benefits for his homeland of Japan. With a strong political lineage coupled with his financial training and corporate implementation, the Company believes that Mr. Davidoff is strong corporate leader.

  Takujiro Hamada, Esq. serves as a director of the Company. Mr. Hamada is an attorney and politician. He is a member of the Japanese House of Representatives (4 Stage) and in 1980 was a member of the Japanese House of Councilors (Phase 1). Since 2004, Mr. Hamada has practiced law in Tokyo in the Hamada Law Office. Mr. Hamada received his Master of Political Science from Tokyo University. The Company believes that Mr. Hamada's political experience and relationships will serve as valuable assets to the Companies.

  Shoji Kenmochi, CPA, serves as a director and Chief Financial Officer of the Company. Mr. Kenmochi is and economist and CPA. He has had a successful career in leading and managing public works projects acting on behalf of taxpayers and investors. The Company believes that Mr. Kenmochi's educational and professional and senior level financial expertise will provide financial guidance to the Company.

  Hisao Nakano serves as a director of the Company. From 1979 to 2006, Mr. Nakano was a member of the Toshiba Power Systems Company and has planned and designed numerous nuclear power plants, including the "Monju Nuclear Power Plant" which utilizes a revised nuclear fuel reprocessing. Mr. Nakano has over 30 years experience in nuclear power and presently consults and designs biomass power plants. Mr. Nakano holds a Bachelor of Engineering degree from Chuo University.

  Rolf Berthold serves as a director of the Company and vice president of project management. Mr. Berthold is the managing partner at Berthold & Kotthoff Associates Pvt Ltd, a hospitality specific investment advisory, property brokerage, project development and consulting firm. Mr. Berthold has experience in hotel management, revenue analysis and yield management.

  Mitsumasa Okuda serves as a director of the Company and vice president of logistics and feedstock procurement. Mr. Okuda has assumed a senior leadership role in the family business which includes a portfolio of hotels and historic golf course in Japan. He has experience in commercial logistics and has the procurement of internationally coursed goods, services and feedstock. Mr. Okuda received his Bachelor of Business Administration from Seijo University, Japan.

  Kimiko Okuda serves as a director of the Company and vice president for public relations. Ms. Okuda is politically active and assists in the family hotel and golf business serving high net worth individuals including politicians, entrepreneurs and financiers. Ms. Okuda is a partner of Golf West, a high-end golfing and wine club. Ms. Okuda holds a Bachelor of Arts degree from Tamagawa University with an expertise in communication and organization.

  Nemo Anthony Perera serves as a director of the Company and vice president of finance. Mr. Perera is a founder and principal of Edge Management Consultants, risk finance specialists. In 1998, Mr. Perera founded Risk Capital Partners, a specialty insurance brokerage that helps unlock financing sources through the innovative use of insurance coverage across a broad array of industries most notably "green tech". In 1992, Mr. Perera trained at AIG in a management program developing a deep understanding of non-traditional insurance products with a focus on balance sheet related risks. Mr. Perera received his Bachelor in Science in Biochemistry from the University of California, Long Beach and a Masters of Business Administration from the University of Southern California.

                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                           CRANE GLOBAL ENERGY COMPANY


Date: January 15, 2015     Ted Koshi Davidoff
                           Chief Executive Officer